SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

___________

FORM 8-K

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CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): December 8, 2005

EP GLOBAL COMMUNICATIONS, INC.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

DELAWARE	000-30797	14-1818396
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

c/o Exceptional Parent Magazine

551 Main Street

Johnstown, Pennsylvania 15901

 (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

(814) 361-3860

(ISSUER TELEPHONE NUMBER)

 (FORMER NAME AND ADDRESS)

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FORWARD LOOKING STATEMENTS

This Form 8-K and other reports filed by Registrant from time to time with the Securities and Exchange Commission (collectively the “Filings”) contain or may contain forward looking statements and information that are based upon beliefs of, and information currently available to, Registrant’s management as well as estimates and assumptions made by Registrant’s management. When used in the filings the words “anticipate”, “believe”, “estimate”, “expect”, “future”, “intend”, “plan” or the negative of these terms and similar expressions as they relate to Registrant or Registrant’s management identify forward looking statements. Such statements reflect the current view of Registrant with respect to future events and are subject to risks, uncertainties, assumptions and other factors relating to Registrant’s industry, Registrant’s operations and results of operations and any businesses that may be acquired by Registrant. Should one or more of these risks or uncertainties materialize, or should the underlying assumptions prove incorrect, actual results may differ significantly from those anticipated, believed, estimated, expected, intended or planned.

Although Registrant believes that the expectations reflected in the forward looking statements are reasonable, Registrant cannot guarantee future results, levels of activity, performance or achievements. Except as required by applicable law, including the securities laws of the United States, Registrant does not intend to update any of the forward-looking statements to conform these statements to actual results.

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On December 7, 2005, EP Global Communications, Inc. (the Company) entered into an exclusive joint venture agreement with Vemics, Inc (Vemics) whereby the Company and Vemics will undertake to jointly provide an Internet-based, on-line interactive TV quality communication system for the delivery of educational/training content and business meetings (the Agreement).

Pursuant to the Agreement, the Company will (i) market and resell Vemics services to its customers and sponsors in the special needs market; and, (ii) utilize exclusively the Vemics system in providing its customers and sponsors with On-Line, Interactive Live Internet-based educational/training content and business meetings.  Vemics has appointed the Company to act as Vemics’ exclusive global representative in this capacity and has granted the Company a license to provide Vemics services, software, and documentation to its customers.  Vemics will provide the Company with sales and marketing literature and training sessions for the Company’s sales and technical personnel.  Vemics will also provide customer support services to the Company and its customers.  The Company and Vemics will share equally among the revenues derived from fees paid by the Company’s customers and sponsors in connection with the services rendered as contemplated by the Agreement.

The agreement shall remain in force until November 1, 2007 (the Initial Term).  Upon the expiration of the Initial Term, the Agreement will automatically renew for one additional term of three years (Renewal Term) unless and until either party notifies the other party in writing.  The Agreement may be terminated by either party upon default or insolvency of the other party.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS.

On December 7, 2005 the Company appointed Diane Jones, Antoinette Hill, and F. Chandler Coddington to fill the vacancies on the Board of Directors of the Company effective immediately.

Diane Jones serves as an honorary member of the Board of Directors of the Marine Corps/Law Enforcement Foundation, and has served on the Advisory Board of the US Naval Services FamilyLine, the Armed Forces Association, the Armed Forces Branch of the YMCA, and the US Marine Officers Wives Club.  Mrs. Jones is a member and past Board member of the Association for Retarded Citizens, an honorary member of the Board of Directors of the Jewish Foundation for Group Homes, and has served on the Board of Directors for Gabriel House, a non-profit organization which provides community residential programs with disabilities.  She has also served as Director of the Parent Resource Center assisting the families of students with special needs in Fairfax County, Virginia and has worked in special education as a teacher and coordinator of programs and placements for students with learning disabilities.  Mrs. Jones holds a Bachelor of Arts Degree from George Washington University and a Master’s Degree in Special Education from George Mason University. Mrs. Jones is married to General James L. Jones, former 32nd Commandant of the Marine Corps and now presently serving as Supreme Allied Commander NATO.  The General and Mrs., Jones are long time supporters of the Exceptional Family Member Program (EFMP) in the United States Military and they are the parents of a young woman, Jennifer with Fragile X Syndrome.

Antoinette Hill is a Community Advocate for children with disabilities and an active participant in promoting partnerships and programs that support healthy families and excellence in education for military children.  Mrs. Hill is currently a Consultant to the University of Miami School of Medicine’s Mailman Center where she co-developed and teaches a family perspective curriculum to third year pediatric residents.  Mrs. Hill is a board member of the Military Child Education Coalition (MCEC), the Chairman of the Sub-Committee on Special Education and an immediate past member of the National Advisory Board for the MCEC. Mrs. Hill holds a BS and an MBA. Mrs. Hill is married to General James Hill recently retired four star U.S. Army General, U.S. Southern Command.  Mrs. Hill and General Hill are long time supporters of the EFMP Program and the Military child Education Coalition.  They are the parents of an adult child with severe multiple disabilities.

F. Chandler Coddington has served as a director of Vemics, Inc. since 2002.  Mr. Coddington has 46 years of experience in the insurance and retail/agency brokerage business.  He has served in several chairmanship posts, including Travelers, St. Paul, Cigna, and Connecticut General Life Insurance Company.  He is also active in many local non-profit endeavors, including United Way, Overlook Hospital, Chamber of Commerce, and the YMCA.  Mr. Coddington holds a Bachelor of Science degree from the University of Maine.

No transactions occurred in the last two years other than the aforementioned to which the Company was a party in which any director or officer had or is to have a direct or indirect material interest.

ITEM 7.01. REGULATION FD DISCLOSURE

On December 12, 2005, the Company issued a press release announcing the execution of the joint venture agreement with Vemics.

ITEM 9.01 FINANCIAL STATEMENT AND EXHIBITS.

(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro Forma Financial Information.
Not applicable.
(c)	Exhibits

10.1	Agreement dated as of December 7, 2005 between EP Global Communications, Inc. and Vemics, Inc.
99.1	Press Release Dated December 12, 2005

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

EP Global Communications, Inc.

By:	/s/ Joe Valenzano
Joe Valenzano, CEO

 Dated: December 13, 2005